Financial instruments (Tables)	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Schedule of carrying value and estimated fair value of financial instruments
The carrying value and estimated fair value of the Company’s financial instruments were as follows:

Level 1: Quoted market prices in active markets for identical assets or liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3: Unobservable inputs that are not corroborated by market data

(in thousands of $)		December 31, 2024		December 31, 2023
	Hierarchy	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents(1)	Level 1	19,369	19,369	25,553	25,553
Liabilities
Current portion of long-term debt(2)(3)	Level 2	26,913	26,913	21,234	21,234
Long-term debt(2)(3)	Level 2	730,659	700,977	429,037	432,374

(1)     All demand and time deposits and highly liquid, low risk investments with original maturities of three months or less at the date of purchase are considered equivalent to cash. Thus, the carrying value is a reasonable estimate of the fair value.
(2) The fair value of the current portion of long-term debt and long-term debt have been corroborated using discounted cash flow models and market interest rates as of December 31, 2024 and 2023.
(3)     Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table are gross of deferred finance charges amounting to $14.0 million and $14.1 million at December 31, 2024 and 2023, respectively.